Section 906 Certification

I, D. E. Hendricks, Chief Financial
Officer of BMC Fund, Inc., certify that, to my knowledge:

1. The Form N-CSR of BMC Fund, Inc. for the period ended April 30, 2003 fully complies with the requirements of Section
13(a) or 15(d) of the Securities Exchange
Act of 1934; and

2. The information contained in the Form
N-CSR of BMC Fund, Inc. for the period
ended April 30, 2003 fairly presents, in all material respects, the financial condition and results of operations of BMC Fund, Inc..

Date:  June 26, 2003

/s/  D. E. Hendricks
D. E. Hendricks
Chief Financial Officer


Section 906 Certification

I, Paul H. Broyhill, Chief Executive
Officer of BMC Fund, Inc., certify that, to my knowledge:

1. The Form N-CSR of BMC Fund, Inc. for the period ended April 30, 2003 fully complies with the requirements of Section
13(a) or 15(d) of the Securities Exchange
Act of 1934; and

2. The information contained in the Form
N-CSR of BMC Fund, Inc. for the period
ended April 30, 2003 fairly presents, in all material respects, the financial condition and results of operations of BMC Fund, Inc..

Date:  June 26, 2003

/s/  Paul H. Broyhill
Paul H. Broyhill
Chief Executive Officer